UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2012
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UNDER ARMOUR, INC.
(Exact name of registrant as specified in its charter)
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 12, 2012, Kevin A. Plank, the Chairman of the Board of Directors, Chief Executive Officer and President of Under Armour, Inc. (the “Company”), entered into a pre-arranged stock trading plan to sell shares of the Company's Common Stock. The trading plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934.

The trading plan entered into by Mr. Plank provides for the sale, over a period of approximately ten months beginning in February 2013, of up to 1,170,000 shares of the Company's Class B Common Stock held by him personally and up to 130,000 shares of the Company's Class B Common Stock held by his charitable foundation. These sales are being done for asset diversification, tax and estate planning and charitable giving purposes.

Mr. Plank currently beneficially owns 21,300,000 shares of the Company's Class B Common Stock, representing approximately 20.4% of the total shares of Class A and Class B Common Stock outstanding as of October 31, 2012 and approximately 71.9% of the voting power of all shares of Class A and Class B Common Stock outstanding as of October 31, 2012. Shares of Class A Common Stock have one vote and shares of Class B Common Stock have ten votes, and when sold the shares of Class B Common Stock convert to shares of Class A Common Stock. If Mr. Plank completes all the planned sales under this trading plan, he would beneficially own 20,000,000 shares of Class B Common Stock, representing approximately 19.1% of the total shares of Class A and Class B Common Stock outstanding as of October 31, 2012 and approximately 70.3% of the voting power of all shares of Class A and Class B Common Stock outstanding as of October 31, 2012. In calculating the above percentage amounts, the share amounts as of October 31, 2012 have been adjusted to include the sales of Class B Common Stock through November 2, 2012 under Mr. Plank's recently completed 10b5-1 stock trading plan.

In accordance with Rule 10b5-1, officers and directors of a public company may adopt a plan for selling stock of the public company. The plan may be entered into only when the officer or director is not in possession of material, non-public information about the company. The stock transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 13, 2012	By:	/s/ JOHN STANTON
John Stanton
Vice President, Corporate Governance and Compliance, and Secretary